                                                              EXHIBIT 10.10(d)

                          CABOT OIL & GAS CORPORATION
                            SAVINGS INVESTMENT PLAN

                   (As Established Effective January 1, 1991)


                                Third Amendment

        Cabot Oil & Gas Corporation, a Delaware corporation (the "Company"), having established the Cabot Oil & Gas Corporation Savings Investment Plan, effective January 1, 1991 (the "Plan"), and having reserved the right under
Section 10.4 thereof to amend the Plan, does hereby amend Section 8 of the Plan, effective January 1, 1993, to add Section 8.5 as follows:

                "8.5  Member's Right to Transfer Eligible Rollover Distribution:

                A. Rule: This Section applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section, a distributee may elect, at the time and in the manner prescribed by the plan administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

                B.  Definitions:

                (a) Eligible Rollover Distribution: An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten (10) years or more, any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

        (b) Eligible Retirement Plan: An eligible retirement plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

        (c) Distributee: A distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

        (d) Direct Rollover: A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee."

        IN WITNESS WHEREOF, the Company has caused this Amendment to be executed by its duly authorized officers this 22 day of October, 1996, but effective as of January 1, 1993.

                                         CABOT OIL & GAS CORPORATION


                                         By: /s/ L.P. SIMS JR.
                                            ----------------------------------
                                                 L.P. Sims Jr.


ATTEST:


/s/ LISA A. MACHESNEY
-----------------------
Corporate Secretary

                          CABOT OIL & GAS CORPORATION
                            SAVINGS INVESTMENT PLAN

                   (As Established Effective January 1, 1991)


                                Fourth Amendment


        Cabot Oil & Gas Corporation, a Delaware corporation (the "Company"), having established the Cabot Oil & Gas Corporation Savings Investment Plan, effective January 1, 1991 (the "Plan"), and having reserved the right under
Section 10.4 thereof to amend the Plan, does hereby amend the Plan, effective as of January 1, 1994, unless otherwise specified herein, as follows:

        1. Section 1.11 of the Plan is hereby amended by adding the following three paragraphs at the end thereof:

        "In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the Compensation of each Employee taken into account under the Plan shall not exceed $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with Section 401(a)(17)(B) of the Internal Revenue Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which Compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the Compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

        For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitation under Section 401(a)(17) of the Code shall mean the Compensation limit set forth in this provision.

        If Compensation for any prior determination period is taken into account in determining an Employee's benefits accruing in the current Plan Year, the Compensation for that prior determination period is subject to the Compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the Commission limit is $150,000. For purposes of applying the $150,000 limit on Compensation, the family unit of an Employee who either is a 5% owner or is both a highly compensated employee and one of the ten most highly compensated employees will be treated as a single Employee with one Compensation, and the $150,000 limit will be allocated among the members of the family unit in proportion to the total Compensation of each member of the family unit. For this purpose, a family unit consists of the Employee who is a 5% owner or one of the ten most highly compensated employees, the Employee's spouse, and the Employee's lineal descendants who have not attained age 19 before the close of the year."

                2. the twelfth sentence in Section 4.1A of the Plan is hereby amended, effective January 1, 1991, to read as follows:

        "Any Excess Deferrals which have not been returned to the Member by April 15 of the following year shall be treated as Annual Additions under Article XII of the Plan."

                3. The last three sentences of Section 12(TV)(5) of the Plan are hereby replace with the following:

        "For purposes of applying the limitations in this Article, amounts included as compensation are those actually paid or made available to a Member within the Limitation Year. For Limitation years beginning prior to January 1, 1994, Compensation shall be limited to $235,840 (unless adjusted in the same manner as permitted under Code Section 415(d)). For Limitation Years beginning on or after January 1, 1994, Compensation shall be limited to $150,000 (unless adjusted in the same manner as permitted under Code Section 415(d)). Notwithstanding anything to the contrary in the definition, Compensation shall include any and all items which may be includable in Compensation under Section 415(c)(3) of the Code."

        IN WITNESS WHEREOF, the Company has caused this amendment to be executed by its duly authorized officers this 30th day of December, 1994, but effective as of the dates specified herein.


                                        CABOT OIL & GAS CORPORATION


                                        By  /s/   STEVEN W. THOLEN
                                           ------------------------------
                                           Treasurer


                                      -2-
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                          CABOT OIL & GAS CORPORATION
                            SAVINGS INVESTMENT PLAN

                   (As Established Effective January 1, 1991)


                                Fifth Amendment

        Cabot Oil & Gas Corporation, a Delaware corporation (the "Company"), having established the Cabot Oil & Gas Corporation Savings Investment Plan, effective January 1, 1991 (the "Plan"), and having reserved the right under
Section 10.4 thereof to amend the Plan, does hereby amend the first sentence of Section 6.5 of the Plan by replacing it with three sentences, effective as of October 1, 1996, to read as follows:

                "6.5 Loans to Members: Except as provided below, the availability of loans are limited to Members who are Employees (hereinafter "Borrowers"), who may make a application to the Committee to borrow from the Accounts maintained by or for the Borrower in the Trust Fund. Additionally, in order for the exemption set forth in 29 C.F.R. 2550.408b-1 to apply to the Plan, a Borrower may also include, but only to the extent not resulting in discrimination prohibited by Section 401(a)(4) of the Code, any other Member or Beneficiary who is a "party in interest" with respect to the Plan within the meaning of ERISA Section 3(14). It is within the sole discretion of the Committee whether or not to permit such a loan."

        IN WITNESS WHEREOF, the Company has caused this Amendment to be executed by its duly authorized officers this 22 day of October, 1996, but effective as of the date specified herein.

                                         CABOT OIL & GAS CORPORATION


                                         By: /s/ L.P. SIMS JR.
                                            ----------------------------------
                                                 L.P. Sims Jr.


ATTEST:


/s/ LISA A. MACHESNEY
-----------------------
Corporate Secretary